   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1997


                                             REGISTRATION NO. 333-37673/37673-01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                AMENDMENT NO. 5
                                  TO FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                    SPIROS DEVELOPMENT CORPORATION II, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                          5122
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

        7475 LUSK BOULEVARD, SAN DIEGO, CALIFORNIA 92121 (619) 457-2553 (Address and telephone number, including area code, of registrant's principal executive offices)
                         ------------------------------

                                AMENDMENT NO. 5
                                  TO FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                           DURA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          5122                  95-3645543
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S.Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

        7475 LUSK BOULEVARD, SAN DIEGO, CALIFORNIA 92121 (619) 457-2553

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

            CAM L. GARNER                           DAVID S. KABAKOFF
    Chairman, President and Chief             Chairman, President and Chief
          Executive Officer                         Executive Officer
      DURA PHARMACEUTICALS, INC.            SPIROS DEVELOPMENT CORPORATION II,
                                                           INC.
         7475 Lusk Boulevard                  c/o Dura Pharmaceuticals, Inc.
     San Diego, California 92121                   7475 Lusk Boulevard
            (619) 457-2553                     San Diego, California 92121
                                                      (619) 457-2553
 (Name, address, including zip code,       (Name, address, including zip code,
            and telephone                             and telephone
number, including area code, of agent     number, including area code, of agent
             for service)                              for service)

                         ------------------------------

                                   COPIES TO:

        FAYE H. RUSSELL, ESQ.                       MARK KESSEL, ESQ.
   BROBECK, PHLEGER & HARRISON LLP                 SHEARMAN & STERLING
   550 West "C" Street, Suite 1300                 599 Lexington Avenue
     San Diego, California 92101                 New York, New York 10022
            (619) 234-1966                            (212) 848-4000

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                         ------------------------------

    * If the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /


    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: / /


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                         ------------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A) MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* SOLELY WITH RESPECT TO THE FORM S-3.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, SPIROS DEVELOPMENT CORPORATION II, INC. HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ON THE 16TH DAY OF DECEMBER, 1997.


                                SPIROS DEVELOPMENT CORPORATION II, INC.

                                By:            /s/ DAVID S. KABAKOFF
                                     -----------------------------------------
                                                 DAVID S. KABAKOFF
                                              CHAIRMAN, PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED OF BEHALF OF SPIROS DEVELOPMENT CORPORATION II, INC. BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


          SIGNATURE                        TITLE                   DATE
------------------------------  ---------------------------  ----------------

                                Chairman, President and
    /s/ DAVID S. KABAKOFF         Chief Executive Officer      December 16,
------------------------------    (Principal Executive             1997
      DAVID S. KABAKOFF           Officer)

                                Vice President and Chief
              *                   Financial Officer            December 16,
------------------------------    (Principal Financial and         1997
         ERLE T. MAST             Accounting Officer)

              *
------------------------------  Director                       December 16,
        CAM L. GARNER                                              1997

   */s/  DAVID S. KABAKOFF
------------------------------
    BY: DAVID S. KABAKOFF,
       ATTORNEY-IN-FACT

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, DURA PHARMACEUTICALS, INC. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ON THE 16TH DAY OF DECEMBER, 1997.


                                DURA PHARMACEUTICALS, INC.

                                BY:              /S/ CAM L. GARNER
                                     -----------------------------------------
                                                   CAM L. GARNER
                                              CHAIRMAN, PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF DURA PHARMACEUTICALS, INC. BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


          SIGNATURE                        TITLE                   DATE
------------------------------  ---------------------------  ----------------

                                Chairman, President and
      /s/ CAM L. GARNER           Chief Executive Officer      December 16,
------------------------------    (Principal Executive             1997
        CAM L. GARNER             Officer)

                                Senior Vice President,
                                  Finance and
     /s/ JAMES W. NEWMAN          Administration, and Chief    December 16,
------------------------------    Financial Officer                1997
       JAMES W. NEWMAN            (Principal Financial and
                                  Accounting Officer)

    /s/ DAVID S. KABAKOFF
------------------------------  Executive Vice President       December 16,
      DAVID S. KABAKOFF           and Director                     1997

              *                 Senior Vice President,
------------------------------    Sales and Marketing, and     December 16,
       WALTER F. SPATH            Director                         1997

              *
------------------------------  Director                       December 16,
        JAMES C. BLAIR                                             1997

              *
------------------------------  Director                       December 16,
      HERBERT J. CONRAD                                            1997

          SIGNATURE                        TITLE                   DATE
------------------------------  ---------------------------  ----------------

              *
------------------------------  Director                       December 16,
     JOSEPH C. COOK, JR.                                           1997

              *
------------------------------  Director                       December 16,
        DAVID F. HALE                                              1997

              *
------------------------------  Director                       December 16,
      GORDON V. RAMSEIER                                           1997

              *
------------------------------  Director                       December 16,
       CHARLES G. SMITH                                            1997

     */s/  CAM S. GARNER
------------------------------
      BY: CAM L. GARNER,
       ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
   1.1++   Form of U.S. Purchase Agreement.
   1.2++   Form of International Purchase Agreement.
   3.1++   Certificate of Incorporation of Spiros Corp. II.
   3.2++   By-laws of Spiros Corp. II.
   3.3++   Amended and Restated Certificate of Incorporation of Spiros Corp. II (to be effective immediately prior to closing).
   3.4++   Amended and Restated By-laws of Spiros Corp. II (to be effective immediately prior to closing).
   4.1++   Purchase Option (included in Exhibit 3.3).
   4.2++   Form of Warrant Agreement, including form of Warrant.
   4.3++   Form of Warrant (included in Exhibit 4.2).
   4.4+++  Specimen Unit Certificate.
   4.5+++  Specimen Stock Certificate for Dura Common Stock.
   4.6+++  Specimen Stock Certificate for Spiros Corp. II Common Stock.
   4.7+++  Specimen Stock Certificate for Spiros Corp. II Special Shares.
   5.1++   Opinion of Brobeck, Phleger & Harrison LLP as to legality of the securities being registered, including consent.
   8.1+    Opinion of Brobeck, Phleger & Harrison LLP as to certain tax matters, including consent.
  10.1++   Form of Technology License Agreement.
  10.2++   Form of Development Agreement.
  10.3++   Form of Albuterol and Product Option Agreement.
  10.4++   Form of Manufacturing and Marketing Agreement.
  10.5++   Form of Services Agreement.
  10.6++   Spiros Corp. II 1997 Stock Option Plan.
  10.7++   Form of Spiros Corp. II Notice of Grant of Stock Option
  10.8++   Form of Spiros Corp. II Stock Option Agreement
  10.9++   Form of Addendum to Stock Option Agreement
  10.10++  Form of Spiros Corp. II Indemnification Agreement for Directors.
  10.11++  Form of Spiros Corp. II Indemnification Agreement for Officers.
  23.1++   Consent of Brobeck, Phleger & Harrison LLP (included in Exhibits 5.1 and 8.1).
  23.2++   Consent of Deloitte & Touche LLP, Independent Auditors.
  23.3++   Consent of Kleinfeld, Kaplan and Becker, regulatory counsel.
  24.1++   Powers of Attorney.
  27.1++   Financial Data Schedule of Spiros Corp. II.


------------------------


+   As amended.


++  Previously filed.


+++ Previously filed and incorporated herein by reference in the Company's
    Registration Statement on Form 8-A, File No. 333-37673/37673-01 filed on December 11, 1997.